EXHIBIT 10.9

Chesapeake Energy

 January 11, 2011

 Mr. Edward Holloway
 Synergy Resources Corporation
 20203 Highway 60
 Platteville, CO. 80651

 Re:  Assignment of Oil and Gas Leases
      Weld and Morgan Counties, Colorado and Laramie County, Wyoming

 Dear Mr. Holloway:

This letter ("Agreement") shall memorialize the agreement between Synergy Resources Corporation (hereinafter referred to as ("Synergy"), as Assignor, and Chesapeake Exploration, L.L.C. ("Chesapeake"), as Assignee. Subject to the terms and conditions ,contained herein, Synergy agrees to sell and Chesapeake agrees to buy all of Synergy' right, title and interest in and to those certain oil and gas leases covering lands n Weld and Morgan Counties, Colorado and Laramie County, Wyoming, more particularly described on Exhibit "A" attached hereto and made a part hereof (hereinafter collectively referred to as the "Leases"), which Leases cover approximately 2,570.17543 net mineral acres of land, more or less, such lands more particularly described in the Leases (hereinafter referred to as the "Subject Lands").

This letter agreement shall evidence the mutual agreement between Synergy and Chesapeake whereby Synergy shall sell, assign and convey to Chesapeake the Leases, subject to the terms, provisions and conditions hereinafter contained:

     1. Subject to a review of Synergy's title and Chesapeake's satisfaction that Synergy owns Marketable Title, as defined below, in and to the Leases, Chesapeake agrees to purchase all of Synergy's right, title and interest in and to the Leases. Upon Closing, Chesapeake shall pay Synergy $5,654,438.59 (hereinafter referred to as the "Purchase Price" and which sum is calculated by multiplying $2,200.00 times the net mineral acres covered by the interest in the Leases to be sold), such Purchase Price to be adjusted for title defects for all acres delivered with Marketable Title.

     2. Chesapeake agrees, contemporaneous with the execution of this agreement, to wire transfer to Synergy the total sum of $565,438.59 as earnest money (hereinafter referred to as the ("Earnest Money") to be applied to the Purchase Price. The Earnest Money shall be refundable in the event that Synergy violates the terms of this Agreement or in the event Chesapeake or Synergy fails to close this transaction. If, at Closing the Earnest Money exceeds the Purchase Price, the difference shall be refunded to Chesapeake. The wire transfer shall be made as follows:

                 Wells Fargo Bank N.A.
                 5801 W. 11th. Street, Suite 202
                 Greeley, CO 80634
                 ABA 121000248
                 Credit Account: 1226619979
                 Credit Account Name: Synergy Resources Corporation
                                      20202 Highway 60
                                      Platteville, CO 89651
                 EIN: 20-2835920

     3.   Synergy represents to Chesapeake the following:

          (a) The Assignment covers all of Synergy's interest in and to the Leases (which Synergy warrants, by through or under Synergy, but not otherwise, to be a 100% interest of the net acres as identified on Exhibit A).

          (b) There are no third party consents or approvals necessary to be obtained prior to Synergy executing this Agreement. Except for necessary consents or approvals contained in the Leases, there are no third party consents or approvals necessary to be obtained prior to Synergy's closing of the transaction contemplated herein.

          (c) The Leases are not subject to any claims, liens, investigations, or litigation concerning Synergy's title thereto or concerning any environmental matter known or should have known with a reasonable investigation by Synergy.

          (d) There are no contracts, conveyances, assignments, agreements or encumbrances pertaining to the Leases known or should have known with a reasonable investigation by Synergy that would materially and adversely affect full rights of ownership or operation of the leasehold estate to be assigned by Synergy.

          (e) It is the intent of Synergy to convey to Chesapeake all of Synergy's right, title, and interest in and to the Leases as to all depths covered thereby.

     4.   Upon execution of this Agreement the following shall occur:

          (a) Chesapeake will begin a due diligence and title review of the Leases and the Subject Lands covered by the Leases.

          (b) Synergy shall make available and give complete access to Chesapeake all records relating to the Leases and the Subject Lands covered thereby in its possession or control including but not limited to proof of payment and ownership of the Leases, contracts, agreements, mineral files, well files, lease and title runsheets and data, regulatory work, and title opinions. All of such information will be deemed confidential and subject to item
               (d) below.

          (c) Only for so long as this Agreement remains in effect, Synergy shall not contract to sell and/or assign to any third party or otherwise burden the Leases and/or lands covered by the Leases or any interest other than those existing of record as of the date of this Agreement.

          (d) Both parties shall maintain the confidentiality of the existence of this Agreement, the terms of the transaction contemplated hereby and shall disclose it only to those employees, representatives and attorneys who need to know such information in order to directly assist in consummating the transaction.

     5. "Marketable Title" shall constitute title to the Leases and mineral estate underlying the Leases which is free of any existing defect, lawsuit, claim, demand, mortgage, lien, or encumbrance that would result in Chesapeake receiving less than the net revenue interest as depicted in Exhibit A, and the full and complete enjoyment of the leasehold.

            The Leases will be delivered subject the royalties provided for in the leases, together with any other royalty and overriding royalty interests burdening the Leases as of the date of this Agreement. It is Chesapeake's intent to acquire all or such portions of the Leases to which Synergy owns Marketable Title. However until Closing, Chesapeake shall have the right to decline to purchase any Leases which Chesapeake determines in its good faith opinion are subject to a title defect or defects rendering title less than Marketable. In the event Chesapeake discovers a title defect or defects, it shall give written notice thereof to Synergy stating the particulars of such defect and at Chesapeake's option, the affected lands shall no longer be subject to this Agreement ("Excluded leases"). Thereafter, the parties shall endeavor to reach mutual agreement as to how to cure the title defect(s) to Chesapeake's reasonable satisfaction and if Synergy cures such to Chesapeake's reasonable satisfaction prior to Closing, such Excluded Leases shall then be part of this Agreement and assigned at Closing. If such Excluded eases is not cured by Closing, an agreement shall be reached to cure the Excluded Leases and such Excluded Leases will be the subject of a separate purchase agreement at the purchase price provided for herein. In the event that more than twenty percent (20%) of net mineral acres recited in this Agreement is determined by Chesapeake to not have Marketable Title, either party hereto shall have the right to terminate this Agreement without liability or obligation to the other party. Notwithstanding the foregoing, if less than twenty percent (20%) is determined to not have Marketable Title both parties shall be obligated to close on the balance of the Leases determined to have Marketable title. Any matter that would otherwise constitute a title defect for which Chesapeake has failed to deliver notice prior to closing of the transaction contemplated herein will be deemed irrevocably waived (other than failure to obtain consent to assign any Leases).

     6. Assignment of the Leases will be made on the form of assignment attached hereto as Exhibit "B" ("Assignment").

     7. From and after the effective date of this Agreement, Synergy will seek to secure any consents and/or waivers from lessors under the Leases as may be necessary to deliver the Assignment. In the event all of such consents and/or waivers have not been obtained as of Closing (as defined below), Chesapeake will tender that portion of the Purchase Price attributable to the net mineral acres for which such consents or waivers are pending to a mutually acceptable escrow agent under an escrow agreement promulgated by such agent. Likewise, Synergy will tender the Assignment of the affected Lease or Leases to such escrow agent. The escrow agent will be instructed to hold the applicable funds and Assignment until receipt of joint written instructions from both Synergy and Chesapeake authorizing the release of same. In the event the necessary consent and/or waivers have not been obtained within sixty (60) days of closing, Chesapeake may terminate the escrow agreement and this Agreement as to the affected lands. In the event of such termination, the escrow agent will return the escrowed Assignment to Chesapeake, and will deliver the escrowed funds to Chesapeake, and neither party will have any further obligation to the other with respect to such funds or the lease(s) covered by the escrowed Assignment.

     8. Closing ("Closing") shall occur at the earlier of March 31, 2011 or within five business days after receipt by Chesapeake of written confirmation from Chesapeake that its title due diligence is complete and all representations of Synergy are true and correct as of the date of Closing. At Closing, the following shall occur simultaneously:

          (a)  Synergy shall deliver the Leases  (excluding any Excluded Leases)
               to  Chesapeake   along  with  a  fully   executed  and  notarized
               Assignment of the Leases.

          (b) Chesapeake shall pay to Synergy by wire transfer in immediately available funds the Purchase Price covered by the assigned Leases adjusted for any Excluded Leases and less the Earnest Money.

          (c) Chesapeake shall file the Assignment in the real property records of Weld and Morgan County, Colorado and Laramie County, Wyoming.

     9. Chesapeake and Synergy agree that a signed fax copy of this Agreement shall be binding.

     10. This Agreement constitutes the entire agreement between the parties and supersedes any prior agreements or negotiations regarding the subject matter herein, whether oral or written.

     11. Chesapeake is not responsible nor shall incur any third party broker or other fees associated with this transaction which may be incurred by Synergy.

     12. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

     13. All terms and provisions of this instrument and attached assignment shall inure to the benefit of and shall be binding on the successors, heirs, executors, administrators, representatives and assigns of each of the parties to this Agreement.

     If the foregoing accurately reflects our agreement, please so indicate by executing this Agreement in the space provided below and return a fully executed copy by fax to the undersigned with the original to follow at your earliest convenience.

      Very truly yours,

      /s/ Steve McMillen
      Steve McMillen


      Attachment


      By /s/ Henry J. Hood
         ----------------------------------------
           Henry J. Hood, Senior Vice President -
           Land & Legal and General Counsel
           Chesapeake Operating, Inc., General Partner

      Agreed to and effective this 13th day of January, 2011.

      Synergy Resources Corporation:


      By /s/ Edward Holloway
         -----------------------------------------
           Edward Holloway, CEO & President

                                   EXHIBIT "A"

     Attached  to and  made a part of  that  certain  Assignment  of Oil and Gas
Leases from Synergy Resources Corporation, as Assignor, to Chesapeake Exploration, L.L.C., as Assignee, dated the 10th day of January, 2011, covering lands located described below.

------------------------------------------------------------------------------------------------------------------------------------
                                      Lease     County.                               Gross    Net          Annual        Purchase
      Lessor             Lessee       Date      State      Entry     Description      Acres   Acres   Term  Rental  NRI     Info
------------------------------------------------------------------------------------------------------------------------------------
State of Colorado   Synergy          11/20/08  Weld, CO      9819.8 All of Section    640.00  640.00   5 Yr  960   87.50%
State Board of      Resources Corp                                  36-8N-65W
Land Commissioners
------------------------------------------------------------------------------------------------------------------------------------
State of Colorado   Synergy          11/20/08   Weld,C0      9820.8 W/2 of Section    320.00  320.00   5 Yr  480   87.50%
State Board of      Resources Corp                                  36-8N-67W
Land Commissioners
------------------------------------------------------------------------------------------------------------------------------------
US Dept of          Synergy          02/12/09  Morgan,     C0073441 SE/4 NW/4         120.00  120.00  10 Yr  180   87.50%
Interior, Bureau    Resources Corp                 CO               (40.0  nma)
of Land Management                                                  of  Section
                                                                    1-4N-60W;
                                                                    SW/4    NW/4
                                                                    (40.0 nma)of
                                                                    Section 2-
                                                                    4N-60W  & SE/4
                                                                    NE/4 (40.0 nma)
                                                                    of Section
                                                                    3-4N-60W
------------------------------------------------------------------------------------------------------------------------------------
US Dept of          Synergy          02/12/09  Weld, CO    COC73442 N/2 SE/4 of       80.00   80.00  10 Yr  120   87.50%
Interior, Bureau    Resources Corp                                  Section
of Land Management                                                  4-6N-62W

------------------------------------------------------------------------------------------------------------------------------------
US Dept of          Synergy          02/12/09  Weld, CO    COC73444 SE/4 of Section   160.00  160.00  10 Yr  240   87.50%
Interior, Bureau    Resources Corp                                  2-7N-67W
of Land Management
------------------------------------------------------------------------------------------------------------------------------------
US Dept of          Synergy          02/12/09  Weld, CO    C0073443 NW/4 NE/4 &       120.00  120.00  10 Yr  180   87.50%
Interior, Bureau    Resources Corp                                  N/2 NW/4
of Land Management                                                  of Section
                                                                    28-7N-63W
------------------------------------------------------------------------------------------------------------------------------------
Longs Peak Dairy,   Synergy          02/16/10  Weld, CO     3677222 NE/4; N/2         520.00  378.00   3 Yr  n/a   82.00% 2 year
LLC                 Resources Corp                                  SE/4; N/2                                             option @
                                                                    SW/4; SE/4                                            $50/acre,
                                                                    SW/4; NW/4                                            81% NRI
                                                                    of Section
                                                                    18-8N-65W
------------------------------------------------------------------------------------------------------------------------------------
Longs Peak Dairy,   Synergy          02/16/10  Weld, CO     3677223 NE/4 of Section   160.00  40.00    3 Yr  n/a   82.00% 2 year
LLC                 Resources Corp                                  20-8N-65W                                             option @
                                                                                                                          $50/acre,
                                                                                                                          81% NRI
------------------------------------------------------------------------------------------------------------------------------------
Nancy Morris        Synergy          02/10/10  Weld, CO     3679379 W/2 & SE/4 of     478.00  119.50   3 Yr  n/a   83.33% 2 year
                    Resources Corp                                  Section                                               option @
                                                                    34-9N-65W                                             $100/acre

------------------------------------------------------------------------------------------------------------------------------------
Marlene D. Harding  Synergy          02/25/10  Weld, CO     3679380 W/2 & SE/4 of     478.00  119.50   3 Yr  n/a   83.33% 2 year
                    Resources Corp                                  Section                                               option @
                                                                    34-9N-65W                                             $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Susan Marie         Synergy          03/29/10  Weld, CO     3689440 NW/4 NW/4;        240.00  80.00    3 Yr  n/a   83.00% 2 year
Wheeler Trust       Resources Corp                                  S/2 NE/4;                                             option @
dated February 25,                                                  SE/4 NW/4;                                            $300/acre
2010                                                                N/2 SE/4
                                                                    of Section
                                                                    28-8N-67W
------------------------------------------------------------------------------------------------------------------------------------
Sally C. Hays       Synergy          03/29/10  Weld, CO      689441 NW/4 NW/4;        240.00  80.00                83.00% 2 year
                    Resources Corp                                  S/2 NE/4;                                             option @
                                                                    SE/4 NW/4;                                            $300/acre
                                                                    N/2 SE/4
                                                                    of Section
                                                                    28-8N-67W
------------------------------------------------------------------------------------------------------------------------------------
DSK Ranch,, LLC      Synergy         06/25/10  Laramie,  Bk 2172 Pg N/2 NW/4 of       55.48   55.48    3 Yr  n/a   82.00% 2 year
                     Resources Corp                 WY              Section                                               option @
                                                                    26-14N-64W                                            $175/acre
------------------------------------------------------------------------------------------------------------------------------------
Jeanne W. Ragsdale  Synergy          07/23/10  Weld, CO     3712608 All that part     77.00   24.06    3 Yr  n/a   82.00% 2 year
                    Resources Corp                                  of SW/4                                               option @
                                                                    lying South of                                        $250/acre
                                                                    Larimer and
                                                                    Weld
                                                                    Irrigation
                                                                    Co Ditch
                                                                    of Section
                                                                    2-7N-65W
------------------------------------------------------------------------------------------------------------------------------------
Janet K. Slater     Synergy          07/23/10  Weld, CO     3712607 All that part     77.00   24.06   3 Yr  n/a    85.00% 2 year
                    Resources Corp                                  of SW/4                                               option @
                                                                    lying South of                                        $250/acre
                                                                    Larimer and
                                                                    Weld
                                                                    Irrigation
                                                                    Co Ditch
                                                                    of Section
                                                                    2-7N-65W
------------------------------------------------------------------------------------------------------------------------------------
Richard A. Whitney  Synergy          10/11/10  Weld, CO             All that part     77.00   4.81    3 Yr  n/a    85.00% 2 year
                    Resources Corp                                  of SW/4                                               option @
                                                                    lying South of                                        $250/acre
                                                                    Larimer and
                                                                    Weld
                                                                    Irrigation
                                                                    Co Ditch
                                                                    of Section
                                                                    2-7N-65W
------------------------------------------------------------------------------------------------------------------------------------
Linda J. McGarr     Synergy          08/04/10  Weld, CO     3712610 All that part     77.00   4.81     3 Yr  n/a   85.00% 2 year
                    Resources Corp                                  of SW/4                                               option @
                                                                    lying South of                                        $250/acre
                                                                    Larimer and
                                                                    Weld
                                                                    Irrigation
                                                                    Co Ditch
                                                                    of Section
                                                                    2-7N-65W
------------------------------------------------------------------------------------------------------------------------------------
Charles Rollin      Synergy          07/29/10  Weld, CO     3712611 N/2 of Section    320.00  8.89     3 Yr  n/a   85.00% 2 year
                                                                                                                          option @
Powell              Resources Corp                                  26-10N-59W                                            $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Charles Rollin      Synergy          07/29/10  Weld, CO     3712609 W/2 E/2 of        160.00  8.89     3 Yr  n/a   85.00% 2 year
Powell              Resources Corp                                  Section                                               option @
                                                                    8-7N-63W                                              $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Charles Rollin      Synergy          07/29/10  Weld, CO     3712612 W/2 of Section    320.00  4.44     3 Yr  n/a   85.00% 2 year
Powell              Resources Corp                                  18-9N-67W                                             option @
                                                                                                                          $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Cherie Jeanne       Synergy          12/28/10  Weld, CO             W/2 of Section    320.00  4.44     3 Yr  n/a   85.00% 2 year
Spence              Resources Corp                                  18-9N-67W                                             option @
                                                                                                                          $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Charla Jeanne       Synergy          12/28/10  Weld, CO             N/2 of Section    320.00  8.89     3 Yr  n/a   85.00% 2 year
Spence              Resources Corp                                  26-10N-59W                                            option @
                                                                                                                          $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Cherie Jeanne       Synergy          12/28/10  Weld, CO             W/2 E/2 of        160.00  8.89     3 Yr  n/a   85.00% 2 year
Spence              Resources Corp                                  Section                                               option @
                                                                    8-7N-63W                                              $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Charles J. Wheeler  Synergy          12/20/10  Weld, CO             W/2 E/2 of        160.00  8.89     3 Yr  n/a   85.00% 2 year
                    Resources Corp                                  Section                                               option @
                                                                    8-7N-63W                                              $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Charles J. Wheeler  Synergy          12/20/10  Weld, CO             N/2 of Section    320.00  8.89     3 Yr  n/a   85.00% 2 year
                                                                                                                          option @
                    Resources Corp                                  26-10N-59W                                            $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Charles J. Wheeler  Synergy          12/20/10  Weld, CO             W/2 of Section    320.00  4.44     3 Yr  n/a   85.00% 2 year
                    Resources Corp                                  18-9N-67W                                             option @
                                                                                                                          $100/acre
------------------------------------------------------------------------------------------------------------------------------------
John W. Wheeler     Synergy          12/20/10  Weld, CO             W/2 of Section    320.00  4.44     3 Yr  n/a   85.00% 2 year
                    Resources Corp                                  18-9N-67W                                             option @
                                                                                                                          $100/acre
------------------------------------------------------------------------------------------------------------------------------------
John W. Wheeler     Synergy          12/20/10  Weld, CO             W/2 of Section    160.00  8.89     3 Yr  n/a   85.00% 2 year
                                                                                                                          option @
                    Resources Corp                                  8-7N-63W                                              $100/acre
------------------------------------------------------------------------------------------------------------------------------------
John W. Wheeler     Synergy          12/20/10  Weld, CO             N/2 of Section    320.00  8.89     3 Yr  n/a   85.00% 2 year
                    Resources Corp                                  26-10N-59W                                            option @
                                                                                                                          $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Great Northern      Synergy          08/18/10  Weld, CO             N/2 of Section    320.00  13.32    3 Yr  n/a   85.00% 2 year
Properties, LLC     Resources Corp                                  26-10N-59W                                            option @
                                                                                                                          $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Great Northern      Synergy          08/18/10  Weld, CO             W/2 of Section    320.00  26.64    3 Yr  n/a   85.00% 2 year
Properties, LLC     Resources Corp                                  18-9N-67W                                             option @
                                                                                                                          $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Great Northern      Synergy          08/18/10  Weld, CO             W/2 E/2 of        160.00  26.64    3 Yr  n/a   85.00% 2 year
Properties, LLC     Resources Corp                                  Section                                               option @
                                                                    8-7N-63W                                              $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Sharon Lynn         Synergy          01/07/10  Weld, CO             W/2 E/2 of        160.00  8.89     3 Yr  n/a   85.00% 2 year
Campbell            Resources Corp                                  Section                                               option @
                                                                    8-7N-63W                                              $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Sharon Lynn         Synergy          01/07/10  Weld, CO             W/2 of Section    320.00  4.44     3 Yr  n/a   85.00% 2 year
Campbell            Resources Corp                                  18-9N-67W                                             option @
                                                                                                                          $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Sharon Lynn         Synergy          01/07/10  Weld, CO             N/2 of Section    320.00  8.89     3 Yr  n/a   85.00% 2 year
Campbell            Resources Corp                                  26-10N-59W                                            option @
                                                                                                                          $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Marylin Zelle       Synergy                    Weld, CO             W/2 E/2 of        160.00  8.89     3 Yr  n/a   85.00% 2 year
                    Resources Corp                                  Section                                               option @
                                                                    8-7N-63W                                              $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Marylin Zelle       Synergy                    Weld, CO             W/2 of Section    320.00  4.44     3 Yr  n/a   85.00% 2 year
                    Resources Corp                                  18-9N-67W                                             option @
                                                                                                                          $100/acre
------------------------------------------------------------------------------------------------------------------------------------
Marylin Zelle       Synergy                    Weld, CO             N/2 of Section    320.00  8.89     3 Yr  n/a   85.00% 2 year
                    Resources Corp                                  26-10N-59W                                            option @
                                                                                                                          $100/acre
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Total:  9,519.48  2,570.16

     It is Assignors intent to convey to Assignee all of Assignor's right, title and interest in and to the above described lands, regardless of the omission of any particular lease or leases, error in description, incorrect or misspelled names or incorrect recording references.

                               END OF EXHIBIT "A"